SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
September 4, 2017

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34261 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9777 Pyramid Court, Suite 100, Englewood, Colorado 80112

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b 2 of the Securities Exchange Act of 1934 (§240.12b 2 of this chapter).

Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 2.01                                  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On September 4, 2017, Evolving Systems Holdings Limited (“EVOL Holdings), a wholly owned subsidiary of Evolving Systems, Inc., completed a previously announced acquisition under a Share Purchase Agreement (the “Purchase Agreement”) with Lumata Holdings Limited (“Lumata Holdings” or “Seller”) and Francisco Partners III (Cayman) L.P, as Guarantor (the “Acquisition”). EVOL Holdings and Seller are both companies incorporated under the laws of England and Wales.

EVOL Holdings acquired all of the issued and outstanding shares of four (4) Lumata Holdings subsidiaries, Lumata France SAS, Lumata Spain S.L., Lumata UK Ltd and Lumata Deutschland GmbH (collectively, “Lumata Entities”) in exchange for a cash payment totaling €4 million, subject to certain adjustments. The Seller and certain members of the Seller’s management entered into Management Warranty Deeds to secure Lumata Holdings’ representations and warranties under the Purchase Agreement and, to the extent the amounts provided under the Management Warranty Deeds are not sufficient to satisfy post-closing claims, EVOL Holdings may seek recovery from the Guarantor in an amount not to exceed €400,000.

In connection with the Acquisition, EVOL Holdings entered into a Term Loan Facility Agreement, a Debenture and a Subordination Deed with East West Bank as lender in the amount of $4,730,000 (collectively, the “Loan Facility Agreements”).  The details of the Loan Facility Agreements are contained in a Form 8-K filed by Evolving Systems, Inc. on August 22, 2017.

Text of Agreements. The foregoing descriptions of the Purchase Agreement and the Loan Facility Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 10.1 to the Report on Form 8-K filed by Evolving Systems, Inc. with the Securities and Exchange Commission on August 17, 2017 and incorporated herein by reference; and of the Loan Facility Agreements, copies of which were filed as Exhibits 10.1, 10.2 and 10.3 on Form 8-K with the Securities and Exchange Commission August 22, 2017, and incorporated herein by reference.  The foregoing descriptions are qualified in their entirety by reference to such exhibits.

ITEM 8.01                                  Other Events

On September 7, 2017, Evolving Systems, Inc. issued a press release announcing the closing of the Acquisition described in Item 2.01 above.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

a)  Financial Statements of Business Acquired.

The financial statements required to be filed as part of this report will be filed by an amendment to this Current Report on Form 8-K as soon as practicable, but not later than 71 days after this Current Report is required to be filed.

b)  Pro Forma Financial Statements.

The pro forma financial information required to be filed as part of this report will be filed by an amendment to this Current Report on Form 8-K as soon as practicable, but not later than 71 days after this Current Report is required to be filed.

c)  Shell Company Transactions.  Not applicable.

d)  Exhibits. The following exhibits are filed with this report.

Exhibit No.	Description
99.1	Press Release issued by Evolving Systems, Inc. announcing completion of the acquisition of the Lumata Entities.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Evolving Systems, Inc. announcing completion of the acquisition of the Lumata Entities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 7, 2017.

Evolving Systems, Inc.

	By:	/s/ RICHARD A. DINKEL
Richard A. Dinkel
Sr. Vice President Finance